Exhibit 32.2

Certification of Chief Financial Officer of Approach Resources Inc.

(Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Approach Resources Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ian Shaw, Executive Vice President – Finance and Accounting of the Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

APPROACH RESOURCES INC.

Date:	November 18, 2019	/s/ Ian Shaw
Ian Shaw
Executive Vice President – Finance and Accounting
(Principal Financial Officer)